Ticker:    GSEW    Stock Exchange:    Bats BZX Exchange, Inc.

Before you invest, you may want to review the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550. The Fund’s Prospectus and SAI, both dated September 11, 2017, as supplemented to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.09%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.09%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Shares	$ 9	$ 29

PORTFOLIO TURNOVER

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Index consists of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2017, the Index consisted of 491 securities with a market capitalization range of between approximately $3.9 billion and $847.1 billion, and an average market capitalization of approximately $46.1 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is owned and calculated by Solactive AG (“Solactive” or the “Index Provider”).

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Index Risk. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.

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Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

Investment Style Risk. The Index is intended to provide exposure to the large cap U.S. equity markets on an equal-weighted basis, and as a result the Index may be more volatile than a more conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Bats BZX Exchange, Inc. (“Bats”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Seed Investor Risk. GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Index, unlike the Fund, is not required to comply with requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may be required to deviate its investments from the component securities of the Index in order to comply with the Investment Company Act. In addition, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

PERFORMANCE

Because the Fund had not yet commenced investment operations as of the date of the Prospectus, there is no performance information quoted for the Fund. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.gsamfunds.com.

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Raj Garigipati, Vice President, and Jamie McGregor, Vice President, have each managed the Fund since inception.

BUYING AND SELLING FUND SHARES

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are anticipated to be approved for listing and trading on Bats, subject to notice of issuance, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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